EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Video Without Boundaries, Inc. (the "Company") on Form 10-QSB, for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, V. Jeffrey Harrell, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 21, 2006

                               VIDEO WITHOUT BOUNDARIES, INC.

                               By:  /s/ V. JEFFREY HARRELL
                                    ----------------------
                                    V. Jeffrey Harrell, President & CEO